Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bridgecrest Acceptance Corporation (the “Company”)
Deutsche Bank Securities Inc.

Wells Fargo Securities, LLC

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: DT Auto Owner Trust 2020-2 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “1. Statistical - 2020-2 Randomly Selected $350M 03-31-20.xlsx” (the “Data File”), provided by the Company on April 29, 2020, containing certain information related to 21,717 automobile retail installment sale contracts secured by used automobiles, light duty trucks, vans and minivans (“Auto Loans”) as of March 31, 2020, which we were informed are intended to be included as collateral in the offering by DT Auto Owner Trust 2020-2. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, and numbers of months were within $1.00, 0.01%, and 0.01 months, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Lien Entry Form, Lien and Title Information Report, Lien Holder Release Form, Notice of Security Interest Filing, Title Lien Statement, or Vintek Lien, Title Information Report, State Department of Revenue Vehicle Search, and/or Registration Documents.

•	The term “Insurance Document” means a scanned image of the Agreement to Provide Insurance, Auto Memorandum of Insurance, Certificate of Insurance, Confirmation of Insurance Form, Evidence of Insurance Form, Evidence of Liability Insurance, Financial Responsibility Identification Card, Insurance Affidavit, Insurance Application, Insurance Binder Form, Insurance Card, Insurance Declaration Form, Insurance Endorsement, Insurance Summary, Insurance Verification Form, Notice of Reinstatement, Policy Change Declaration, Statement of Coverage, Verbal Verification of Insurance Coverage, Verification of Coverage, Verification of Insurance Form., or screenshot from the Company’s Insurance Verification system.

•	The term “Vision” means the Company’s loan servicing module within the Company’s Integrated Operation System.

•	The term “Global Search System” means the Company’s internal document management/storage system.

•	The term “Loan File” means some or all of the following documents: Installment Sale Contract, Title Document, Credit Application, and Insurance Document furnished by the Company, which was represented by the Company to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Global Search System, and screens from Vision. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract by the borrower.

A.	The Company instructed us to select a random sample of 150 Auto Loans from the Data File (the “Selected Auto Loans”). A listing of the Selected Auto Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Auto Loans we were instructed to randomly select from the Data File.

B.	For each of the Selected Auto Loans, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information contained in the Loan File. The Specified Parties indicated that the absence of any of the specified documents in the Loan File or the inability to agree the indicated information from the Data File to the Loan File for each of the specified attributes, utilizing instructions provided by the Company, as applicable, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attribute	Loan File/Company’s Instructions
Borrower Name

Installment Sale Contract, information in the “Account Info” screen, or in the “Buyer Information” screen from Vision

For Selected Auto Loans #90 and #94, we observed that the borrower’s first name in the Data File was misspelled due to the exclusion of one letter or one character. We were instructed by the Company to not consider these differences to be exceptions.

Original Amount Financed	Installment Sale Contract
Original Term	Installment Sale Contract. We were instructed by the Company to recompute the Original Term using the First Payment Date and the Original Maturity Date appearing in the Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract or the “Reg. Payment” information in the “Account Summary” screen from Vision. For Selected Auto Loans with a payment frequency other than “monthly” as shown in the “Payment Schedule” section of the Installment Sale Contract, we were instructed by the Company to recompute the Scheduled Monthly Payment using (i) the amount of each payment stated in the “Payment Schedule” section of the Installment Sale Contract or in the “Account Summary” screen from Vision, and (ii) the payment frequency stated in the “Frequency” section of

Attribute	Loan File/Company’s Instructions
the Installment Sale Contract or in the “Account Summary” screen from Vision.
Annual Percentage Rate (“APR”)	Installment Sale Contract or APR information in the “Account Summary” screen from Vision
New vs. Used	Installment Sale Contract
Origination Date	Installment Sale Contract
First Payment Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract
Borrower’s State	Installment Sale Contract or information in the “Customer Information” screen from Vision
C.	In addition to the procedures described above, for each Selected Auto Loan, we observed the presence of the following in the Loan File:

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).

•	Title Document. We were instructed by the Company to observe that “Bridgecrest Acceptan,” “Bridgecrest Acceptance,” “Bridgecrest Accep Corp,” “Bridgecrest Acceptance Corp,” “Bridgecrest Acceptance Corporation,” “Bridgecrest Accpt Corp,” “DriveTime,” “DriveTime Acceptance Corporation,” “DriveTime Car Sales,” “DT Acceptance Corp,” or “DT Acceptance Corporation” appeared in the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

For Selected Auto Loan #69, the Company notified us that the Registration Documents have been sent to the Department of Motor Vehicles (“DMV”), but the DMV has not yet completed its review. The Company provided us with electronic copies of the Registration Documents that were submitted to the DMV. This was not considered an exception.

•	Proof of Insurance Policy. The Company informed us that an Insurance Document listing an insurance company name was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (within the Installment Sale Contract).

The information regarding the Selected Auto Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans, (ii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

May 19, 2020

Exhibit A

The Selected Auto Loans

Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number	Selected Auto Loan Number	Auto Loan Number

1	2020-02-001	51	2020-02-051	101	2020-02-101
2	2020-02-002	52	2020-02-052	102	2020-02-102
3	2020-02-003	53	2020-02-053	103	2020-02-103
4	2020-02-004	54	2020-02-054	104	2020-02-104
5	2020-02-005	55	2020-02-055	105	2020-02-105
6	2020-02-006	56	2020-02-056	106	2020-02-106
7	2020-02-007	57	2020-02-057	107	2020-02-107
8	2020-02-008	58	2020-02-058	108	2020-02-108
9	2020-02-009	59	2020-02-059	109	2020-02-109
10	2020-02-010	60	2020-02-060	110	2020-02-110
11	2020-02-011	61	2020-02-061	111	2020-02-111
12	2020-02-012	62	2020-02-062	112	2020-02-112
13	2020-02-013	63	2020-02-063	113	2020-02-113
14	2020-02-014	64	2020-02-064	114	2020-02-114
15	2020-02-015	65	2020-02-065	115	2020-02-115
16	2020-02-016	66	2020-02-066	116	2020-02-116
17	2020-02-017	67	2020-02-067	117	2020-02-117
18	2020-02-018	68	2020-02-068	118	2020-02-118
19	2020-02-019	69	2020-02-069	119	2020-02-119
20	2020-02-020	70	2020-02-070	120	2020-02-120
21	2020-02-021	71	2020-02-071	121	2020-02-121
22	2020-02-022	72	2020-02-072	122	2020-02-122
23	2020-02-023	73	2020-02-073	123	2020-02-123
24	2020-02-024	74	2020-02-074	124	2020-02-124
25	2020-02-025	75	2020-02-075	125	2020-02-125
26	2020-02-026	76	2020-02-076	126	2020-02-126
27	2020-02-027	77	2020-02-077	127	2020-02-127
28	2020-02-028	78	2020-02-078	128	2020-02-128
29	2020-02-029	79	2020-02-079	129	2020-02-129
30	2020-02-030	80	2020-02-080	130	2020-02-130
31	2020-02-031	81	2020-02-081	131	2020-02-131
32	2020-02-032	82	2020-02-082	132	2020-02-132
33	2020-02-033	83	2020-02-083	133	2020-02-133
34	2020-02-034	84	2020-02-084	134	2020-02-134
35	2020-02-035	85	2020-02-085	135	2020-02-135
36	2020-02-036	86	2020-02-086	136	2020-02-136
37	2020-02-037	87	2020-02-087	137	2020-02-137
38	2020-02-038	88	2020-02-088	138	2020-02-138
39	2020-02-039	89	2020-02-089	139	2020-02-139
40	2020-02-040	90	2020-02-090	140	2020-02-140
41	2020-02-041	91	2020-02-091	141	2020-02-141
42	2020-02-042	92	2020-02-092	142	2020-02-142
43	2020-02-043	93	2020-02-093	143	2020-02-143
44	2020-02-044	94	2020-02-094	144	2020-02-144
45	2020-02-045	95	2020-02-095	145	2020-02-145
46	2020-02-046	96	2020-02-096	146	2020-02-146
47	2020-02-047	97	2020-02-097	147	2020-02-147
48	2020-02-048	98	2020-02-098	148	2020-02-148
49	2020-02-049	99	2020-02-099	149	2020-02-149
50	2020-02-050	100	2020-02-100	150	2020-02-150

Note:	The Company has assigned a unique Loan ID number to each Auto Loan in the Data File. The Auto Loan Numbers referred to in this Exhibit are not the Borrower Loan ID numbers.